Exhibit 99.1

Lucid Files Preliminary Proxy Statement with the SEC to Initiate Plan for Reverse Stock Split

NEWARK, Calif., July 17, 2025 /PRNewswire/ -- Lucid Group, Inc. (“Lucid” or the “Company”) (NASDAQ: LCID), maker of the world’s most advanced electric vehicles, today announced that it has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) regarding a special stockholders’ meeting to authorize Lucid’s Board of Directors (the “Board”) to effect a reverse stock split of the Company’s Class A common stock (the “common stock”) at a ratio of one-for-ten (1:10) (the “Reverse Stock Split”).

The Reverse Stock Split would not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares. The Company believes the Reverse Stock Split will allow the Company’s common stock to be more attractive to a broader range of investors and other market participants. At the special stockholders’ meeting, the proposed Reverse Stock Split requires the affirmative vote of a majority of the votes cast.

Stockholders may obtain a free copy of the preliminary proxy statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or on the Company’s Investor Relations website at https://ir.lucidmotors.com/. The Company will file with the SEC and distribute to its stockholders a definitive proxy statement regarding the special stockholders’ meeting and the Reverse Stock Split proposal.

Completion of the proposed Reverse Stock Split is subject to market and other customary conditions, including obtaining stockholder approval. There are no assurances that the Reverse Stock Split will be completed, that it will result in an increased per share price or that it will achieve its other intended effects. The Board reserves the right to elect not to proceed with the Reverse Stock Split if it determines that implementing it is no longer in the best interests of the Company and its stockholders.

About Lucid Group

Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The award-winning Lucid Air and new Lucid Gravity deliver best-in-class performance, sophisticated design, expansive interior space and unrivaled energy efficiency. Lucid assembles both vehicles in its state-of-the-art, vertically integrated factory in Arizona. Through its industry-leading technology and innovations, Lucid is advancing the state-of-the-art of EV technology for the benefit of all.

Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com

Trademarks

This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "shall," "expect," "anticipate," "believe," "seek," "target," "continue," "could," "may," "might," "possible," "potential," "predict" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans to implement the Reverse Stock Split and the expected effects of the Reverse Stock Split. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid's management. These forward-looking statements are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the heading "Risk Factors" in Part II, Item 1A of Lucid's Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as well as other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid's expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid's assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.